Exhibit 10.27

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Amendment no. 2 to the BioNTech

Parking Space Lease

to the lease of 17.08.11 and Amendment no. 1 of 17.02.2012

between	Wolfram Richter Kupferbergterrasse 15, 17-19 55116 Mainz Tel.: [***]; Fax: [***] Lessor tax registration number: [***]	as the Lessor

and

BioNTech AG

represented by the Chair of the Board of Directors Mr [***]

Hölderlinstrasse 8

D-55131 Mainz

registered in the Commercial Register held by Mainz District Court, registration number: HRB 41865 as the Lessee

the following Lease is entered into:

I.

At the property: Kupferbergterrasse 15, 17-19, on the courtyard, in front of the brick building                      garage(s) 5 parking spaces                      twin spaces                      storage space are leased, for parking: CARS

II.

The lease shall begin on 01.02.2013 and continues for an unlimited term unless terminated with three months’ notice from the end of a month.

III.

The monthly rent shall be	5 x EUR [***] VAT @ EUR [***] Total	EUR [***] EUR [***] EUR [***]

in words: - [***]- Euros

and must be paid to the Lessor, or to the person or establishment authorised by him to accept payments, no later than the third working day of the month.

Name of the bank:	[***]
Sort code:	[***]
Account number:	[***]

IV.

Vehicles shall be parked at the Lessee’s own risk. In particular, the Lessor shall not be liable for fire, theft or damage to vehicles.

V.

The Lessee undertakes

•	to drive in and out of the garage at walking pace only and to take the utmost care,

•	not to wash vehicles in either the garage or on the Lessor’s property, or carry out any repairs outside the garage on the property,

•	to use electricity only for lighting purposes and not to make any changes to the electrical system in the garages,

•

to comply with the applicable police guidelines, and more specifically never enter the garage with fire or naked flames, store fuel or flammable substances in the garage, or leave the engine running when the garage door is closed.

The Lessee shall be liable for all damage caused during the use of the garage or as a result of a failure to comply with the existing guidelines, either by itself, its employees or representatives or by any other persons whom it has authorised to use its vehicle.

VI.

The Lessee may not set off the rent with a counterclaim. No right of retention may be exercised with respect to the rent.

VII.

The Lessee may use the garage only for the contractual purposes. If it wishes to use it for other purposes, it must obtain written permission from the Lessor.

The garage must not be sublet to third parties and third parties shall not be authorised to use it free of charge.

VIII.

At the end of the lease, the Lessee must return the garage to the Lessor in a clean state and with all associated keys.

IX.

There are no oral ancillary agreements in relation to this lease. Amendments or supplements must be agreed in writing.

X.

The place of performance and jurisdiction is Mainz.

XI.

Special agreements:

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Place/date: Mainz,	[Stamp: BioNTech AG Hölderlinstrasse 8 55131 Mainz Tel.: +49 (0) 6131 / 57 62 70 0 – Fax: +49 (0) [illegible]]

pp. [signature]	[signature]
Lessor	Lessee

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